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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 27, 2004

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                              L Q CORPORATION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-25977                               77-0421089
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               888 Seventh Avenue
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 974-5730
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

            Item 5.02(b). Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

      On December 27, 2004, Joseph R. Wright, Jr. resigned from the Board of Directors of L Q Corporation, Inc. (the "Company") in order to devote additional time to his position as President, Chief Executive Officer and a director of PanAmSat Corporation, a global provider of satellite-based video, broadcasting and network distribution and delivery services. Mr. Wright had no disagreements with the Company on any matters related to the Company's operations, policies or practices.

      The Board of Directors of the Company thanks Mr. Wright for his dedicated service and valued contributions to the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    L Q CORPORATION, INC.



Dated:  January 3, 2005             By: /s/ William J. Fox
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                                       William J. Fox
                                       President and Chief Executive Officer